UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

BOLT TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Connecticut	0-10723	06-0773922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Duke Place, Norwalk, Connecticut	06854
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code	(203) 853-0700

Not applicable
(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

  (c)     Exhibits. The following exhibit is furnished pursuant to Item 12.

Exhibit No.	Description

99.1	Press release issued January 21, 2004.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 21, 2004, Bolt Technology Corporation (the “Company”) issued a press release announcing the Company’s results of operations for the second quarter and the first six months of fiscal year 2004. A copy of this press release is furnished with this report as Exhibit 99.1 and shall be deemed provided under this Item 12 of Form 8-K.

The information in this report, including the exhibit attached hereto, is being furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT TECHNOLOGY CORPORATION

By:	/S/ RAYMOND M. SOTO

Raymond M. Soto
Chairman and President

Dated: January 21, 2004

Exhibit Index

Exhibit No.	Description

99.1	Press release issued January 21, 2004.